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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
CYTOGENIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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CYTOGENIX, INC.
9881 SO. WILCREST
HOUSTON, TEXAS 77099

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 31, 2002

To our Shareholders:

        The Annual Meeting of the Shareholders (the "Annual Meeting") of CytoGenix, Inc., a Nevada corporation (the "Company"), will be held on May 31, 2002, at the Hilton Houston Westchase & Towers, 9999 Westheimer Road, Houston, Texas at 3:00 p.m., CST for the purpose of considering and voting on the following matters:

        1.    The election of five directors to serve until the next Annual Meeting and until their successors are elected and qualified.

        2.    The approval of the selection of Thomas Leger & Co. L.L.P. as the Company's independent auditors for the fiscal year ended December 31, 2002.

        3.    The transaction of such other business as may properly come before the meeting and any adjournment thereof.

        The Board of Directors has established the close of business on April 30, 2002 as the record date for determining the shareholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.

                      Sincerely,
                      /s/                        LAWRENCE WUNDERLICH
                      Lawrence Wunderlich
                       Secretary

May 9, 2002

CYTOGENIX, INC.
9881 SO. WILCREST
HOUSTON, TEXAS 77099

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To be Held May 31, 2002

SOLICITATION OF PROXIES

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.001 per share ("Common Stock"), at the close of business on April 30, 2002, for use at the Annual Meeting to be held at 3:00 p.m. CST, on May 31, 2002, and any adjournment thereof. This Proxy Statement, the attached proxy and the Company's Annual Report for the fiscal year ended December 31, 2001 are being mailed together on or about May 9, 2002, to shareholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is 9881 So. Wilcrest, Houston, Texas 77099.

        Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the election of the five nominees for director; (ii) the ratification of the indicated independent auditors; and (iii) as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in their own discretion.

        A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

        The Company will bear all costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails and will cost approximately $15,000. However, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

VOTING OF SECURITIES

        At the close of business on April 30, 2002, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 56,733,563 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

        The Company's Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require the affirmative vote by a plurality of the votes cast at the Annual Meeting. The ratification of the selected independent auditors will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal. Thus, abstentions from the proposals will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.

PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
OF MANAGEMENT

        Principal Holders of Securities.    The following table sets forth the beneficial ownership of Common Stock as of April 30, 2002, with respect to each person known by the Company to be the beneficial owners of 5% or more of the Company's shares of outstanding Common Stock. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Jett** 59-340 Diomana Road Kamuela, HI 96743	3,270,000	5.7%

        Security Ownership of Management.    The following table sets forth the beneficial ownership of Common Stock as of April 30, 2002, by (i) the executive officers whose total annual salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2002 (the "Named Executives"); (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class
Malcolm H. Skolnick Ph. D., JD	1,561,150	2.7%
Charles M. Bardwell	997,220	1.7%
Michael Walters	672,461	1.1%
Lawrence Wunderlich	509,602	*
Charles S. Boyd	90,682	*
Scott E. Parazynski M.D.	0	*
Frank Vazquez	0	*
All directors and executive officers as a group (7 persons)	3,831,115	6.7%

*
Less than 1%

**
Jett is a natural individual with only one legal name.

ELECTION OF DIRECTORS

        Five directors will be elected at the Annual Meeting. Shares or proxies may not be voted for more than five nominees for directors. Each director so elected will hold office until the next Annual Meeting and until his successor is elected and qualified. Dr. Skolnick and Messrs. Walters and Wunderlich are currently directors of the Company and the Board of Directors unanimously approved the nominations of Dr. Scott E. Parazynski and Frank Vazquez to serve as directors until the 2003 Annual Meeting of Shareholders.

        The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy "FOR" the persons named below in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees. If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

        The Board of Directors recommends a vote "FOR" each of the five nominees named below.

        Information About Nominees for Director and Executive Officers.    The following states each director nominee's and each named Named Executive Officer's present position with the Company, principal occupation, age, and, for the executive officers who are directors, the year in which he was first elected a director (each serving continuously since first elected).

Name	Principal Occupation	Age	Director Since
Malcolm H. Skolnick Ph.D., JD
	Chairman of the Board of Directors, President and Chief Executive Officer. Dr. Skolnick has been the Chief Executive Officer and President of the Company since September 9, 1999. Prior to that time Dr. Skolnick was a Professor in the University of Texas Health Sciences Center at Houston serving in the Medical School Graduate School of Biomedical Sciences and the School of Public Health. Dr. Skolnick has been principal investigator in five clinical trials and holds four medical device patents. Dr. Skolnick received a Ph.D. in physics from Cornell University and a J.D. from the University of Houston. He is licensed to practice law in Texas and is a registered patent attorney. He has practiced intellectual property law, been active in technology transfer and licensing activities and serves on the Boards of Biodyne, Inc., Public Health Services, Inc., and several non-profit foundations.	67	1999
Michael Walters	Michael Walters, L.P.T. has been a director since February 1995 and is a licensed physical therapist and has been in private practice for over 36 years. During this time he has been associated with the Brook Army Hospital Burn Center in San Antonio, Texas.	66	1995

Lawrence Wunderlich	Chief Financial Officer and a director of the Company. Mr. Wunderlich has served as the Chief Financial Officer since August 17, 1999. Mr. Wunderlich worked as a financial consultant at the investment banking firm of Josephthal and Company from October 1996 until august 1998. Prior to his employment at Josephthal, Mr. Wunderlich co-owned The Language Loop, a translation service form 1991 to 1996 and held the position of President.	43	1999
Frank Vazquez
	Mr. Vazquez is a consultant specializing in life science start-up enterprises. He was President/CEO of Lark Technologies, Inc. from 1989 to 1999 and Medical Metrics, Inc. from 2000 to 2001. Mr. Vazquez has been engaged by BCMT, Inc. the commercialization subsidiary of Baylor College of Medicine, the University of Texas Health Science Center-Houston and individual clients to organize and start new medical and biotechnology companies. Mr. Vazquez previously held management positions with CooperVision, Inc., Booz Allen and Hamilton, ITT Corporation and IBM. He holds a B.S. from Columbia University.	61

Scott E. Parazynski M.D.
	Dr. Parazynski is a graduate of Stanford University and Stanford Medical School and pursued clinical training at the Brigham and Women's Hospital (Boston, MA) and emergency medicine residency training in Denver, CO. He has published articles in the field of space physiology and has a expertise in human adaptation to stressful environments. Dr. Parazynski is a member of the Aerospace Medical Association, the American Society for Gravitational and Space Biology and has received numerous special honors, including the National Institutes of Health Predoctoral Training Award in Cancer Biology, NASA Graduate Student Researcher's Award and Research Honors Award from Stanford Medical School. Dr. Parazynski has been an astronaut since 1992 and has logged over 262 hours in space. He first flew in 1994 on the Atmospheric Laboratory for Applications and Science (ATLAS-3) mission, which was part of an on-going program to determine the Earth's energy balance and atmospheric change over an 11-year solar cycle. During this mission, he and his crewmates also evaluated the Interlimb Resistance Device, a free-floating exercise he developed to prevent musculoskeletal atrophy in microgravity.	42

MEETINGS AND COMMITTEES OF THE BOARD

        During the fiscal year ended December 31, 2001, the Board of Directors of the Company held 15 meetings. The Board of Directors has no standing committees (audit, compensation or nominating). Each director participated in at least 75% of all meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

        The Company pays directors who are not employees of the Company $1000 in restricted common stock per each attended Board meeting. The Board of Directors may also make discretionary option grants to its non-employee directors.

EXECUTIVE COMPENSATION

        The following table shows all compensation earned for services rendered to the Company during the fiscal years ended December 31, 1999, 2000 and 2001 by the President and Chief Executive Officer of the Company.

Annual Compensation
Name and Principal Position	Year Ended December 31,	Salary($)	Bonus($)	Restricted Stock Award(s)($)
Malcolm Skolnick President and Chief Executive Officer (beginning September 9, 1999)	2001 2000 1999	120,000 120,000 40,000	— — 4,000	72,200 30,000 10,000

(1)
Dr. Skolnick was issued shares of restricted Common Stock as follows:

DATE	$VALUE	CLOSE	NUMBER OF SHARES
12/31/01	$1,250	$0.20	6,410
12/14/01	$1,250	$0.21	5,952
11/30/01	$1,250	$0.17	7,576
11/14/01	$1,250	$0.19	6,579
10/31/01	$1,250	$0.20	6,250
10/12/01	$1,250	$0.23	5,435
09/28/01	$1,250	$0.22	5,682
09/10/01	$1,250	$0.28	4,464
08/31/01	$1,250	$0.35	3,571
08/14/01	$1,250	$0.26	4,808
07/31/01	$1,250	$0.16	7,813
07/13/01	$1,250	$0.21	5,952
06/29/01	$1,250	$0.13	10,000
06/15/01	$1,250	$0.24	5,208
05/31/01	$1,250	$0.25	5,000
05/15/01	$1,250	$0.30	4,167
04/30/01	$1,250	$0.25	5,000
04/12/01	$1,250	$0.25	5,000
03/30/01	$1,250	$0.50	2,500
03/15/01	$1,250	$0.19	6,579
02/28/01	$1,250	$0.25	5,000
02/15/01	$1,250	$0.49	2,551
01/31/01	$1,250	$0.31	4,032

01/13/01	$1,250	$0.06	20,833
01/19/01	$12,500	$0.25	50,000
12/21/01	$22,500	$0.35	64,386	("Bonus valued at August 28, 2001 share price of 150% salary.")
01/13/01	$7,500	$0.086	86,667	(Bonus based on average closing price for 12/15/00, 12/29/00 and 01/15/01)
12/29/00	$1,250	$0.13	10,000
12/15/00	$1,250	$0.10	12,500
11/30/00	$1,250	$0.25	5,000
11/15/00	$1,250	$0.31	4,006
10/31/00	$1,250	$0.38	3,333
10/13/00	$1,250	$0.60	2,083
09/29/00	$1,250	$0.75	1,667
09/15/00	$1,250	$0.63	2,000
08/31/00	$1,250	$0.75	1,667
08/15/00	$1,250	$0.69	1,820
07/31/00	$1,250	$0.50	2,500
07/14/00	$1,250	$0.69	1,820
06/30/00	$1,250	$0.75	1,667
06/15/00	$1,250	$1.01	1,238
06/01/00	$1,250	$0.75	1,667
05/15/00	$1,250	$1.25	1,000
05/01/00	$1,250	$1.56	800
04/14/00	$1,250	$1.38	909
03/31/00	$1,250	$2.13	588
03/15/00	$1,250	$2.13	588
03/01/00	$1,250	$2.25	556
02/15/00	$1,250	$1.68	744
02/01/00	$1,250	$1.81	691
01/15/00	$1,250	$1.01	1,238
12/31/1999	$1,250	$0.81	1,543
12/15/1999	$1,250	$0.66	1,894
12/01/1999	$1,250	$0.65	1,923
11/15/1999	$1,250	$0.46	2,717
11/01/1999	$1,250	$0.53	2,358
10/15/1999	$1,250	$0.54	2,315
10/01/1999	$1,250	$0.48	2,604
09/15/1999	$1,250	$0.65	1,923
09/01/1999	$1,250	$0.80	1,563

        Employment Agreement.    The Company entered into an employment agreement with Dr. Skolnick on September 1, 1999 with a one—year initial term. In addition to salary, Dr. Skolnick has the option each quarter to purchase common stock at a price per share equal to $0.001 in an amount equivalent to 25% of his gross salary computed at the closing price on the last day of each pay period.

AUDIT FEES; CHANGES IN ACCOUNTANTS

        The aggregate audit and other fees (for tax services) billed by the Company's auditors for the fiscal year ended December 31, 2001 were $98,939 and $15,000, respectively.

        On January 24, 2002, Mann Frankfort Stein & Lipp CPA's, LLP of Houston, Texas ("MFSL") advised the Company of its resignation and that it would no longer serve as the Company's independent accountant. MSFL has issued no reports on the financial statements of the Company for any period subsequent to December 31, 2000. The report of MFSL on the Company's financial statements for the fiscal year ended December 31, 2000 contains a modification for a growing concern uncertainty. MFSL issued no reports on the financial statements of the Company for any period prior to December 31, 2000. The decision to change independent auditors was approved by the Board of Directors. The Company has not had any disagreements with MFSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MFSL, would have caused them to make reference thereto in their report on the financial statements of the Company. The Company has requested MFSL furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

        On February 13, 2002, CytoGenix, Inc. (the "Company") engaged Thomas Leger & Co., L.L.P. of Houston, Texas ("TL&Co.") as its principal independent accountants to audit the Company's financial statements. The Company's Board of Directors approved the engagement of TL&Co. February 12, 2002.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected Thomas Leger & Co. L.L.P., which has served as independent auditors of the Company since 2002, as independent auditors to audit the books, records and accounts of the Company for the fiscal year ended December 31, 2002. The Board of Directors recommends a vote FOR approval of such selection. A representative of Thomas Leger & Co. L.L.P. is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if such representative chooses to do so, and will be available to respond to appropriate questions.

ANNUAL REPORT

        The Company's Annual Report of Form 10-KSB covering the fiscal year ended December 31, 2001 accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report of Form 10-KSB is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report of Form 10-KSB are available upon request.

OTHER MATTERS

        Compliance With Section 16(a) of the Exchange Act.    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all filings required to be made under Section 16(a) were timely made, except (i) Charles M. Bardwell did not file a Form 3 upon his becoming a director, (ii) Charles M. Boyd did not file a Form 3 upon his becoming a director and (iii) Dell Gibson, the Company's former Chief Operating Officer, did not timely file Forms 4 on at least three occasions.

        Other Matters.    At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

SUBMISSION OF SHAREHOLDER PROPOSALS

        Shareholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's 2003 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company no later than January 9, 2003, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

                      By Order of the Board of Directors,

                      /s/  LAWRENCE WUNDERLICH
                      Lawrence Wunderlich
                       Secretary

May 9, 2002

PROXY

CYTOGENIX, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING TO BE HELD MAY 31, 2002

The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxy will vote FOR all nominees listed below and the approval of independent auditors. This proxy is solicited by the Board of Directors.

1.	ELECTION OF DIRECTORS—Malcolm H. Skolnick, Michael Walters, Lawrence Wunderlich, Scott E. Parazynski and Frank Vazquez.
☐ Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

☐ Vote WITHHELD from all nominees
2.	APPROVAL OF INDEPENDENT AUDITORS
☐ FOR ☐ AGAINST ☐ ABSTAIN
☐ I plan to attend the meeting.
PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

CYTOGENIX, INC.
Proxy Solicited On Behalf Of The Board Of Directors
For The Annual Meeting To Be Held May 31, 2002

The undersigned appoints Maury Fogle and Yin Chen, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of CygoGenix, Inc. (the "Company") to be held May 31, 2002, and at any adjournment thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

Dated: _______________________________________________ , 2002
Signature
Signature if held jointly

THIS PROXY MUST BE SIGNED EXACTLY AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If signer is a partnership, please sign partnership name by authorized person.

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SOLICITATION OF PROXIES
VOTING OF SECURITIES
PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT
ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD
COMPENSATION OF DIRECTORS
EXECUTIVE COMPENSATION
AUDIT FEES; CHANGES IN ACCOUNTANTS
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
ANNUAL REPORT
OTHER MATTERS
SUBMISSION OF SHAREHOLDER PROPOSALS